                                Proxy Statement

                           Pursuant to Section 14(a)
                          of the Securities Exchange
                                 Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Confidential, for Use of Commission Only (as permitted by Rule
      14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to  240-14a-11(c) or 240.14a-12.



                          CREDO PETROLEUM CORPORATION

               (Name of Registrant as Specified in Its Charter)




                                Not Applicable

                  (Names of Person(s) Filing Proxy Statement)




Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which
           transaction applies:
      (2)  Aggregate number of securities to which
           transaction applies:
      (3)  Per unit price or other underlying value of
           transaction computed pursuant to Exchange
           Act Rule 0-11 (Set forth the amount on which the filing
           fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid: -----------------------------
      (2)  Form, Schedule or Registration Statement: -----------
      (3)  Filing Party: ---------------------------------------
      (4)  Date Filed: -----------------------------------------

                         CREDO PETROLEUM CORPORATION
------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held March 19, 1997

------------------------------------------------------------------------------

     You are invited to attend or to be represented by proxy at the Annual Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Norwest Bank Denver Forum Room Seventeenth and Broadway, Denver, Colorado, on March 19, 1997 at 2:30 p.m., MST, for the purposes set forth below.

     1. To elect two Class II directors to serve until the year 2000 Annual Meeting of Stockholders.

     2. To ratify the appointment of independent auditors for the fiscal year 1997.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 3, 1997 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        William F. Skewes
                                        Secretary and General Counsel
February 3, 1997
Denver, Colorado

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PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

   You May Revoke Your Proxy And Vote In Person If You Attend The Meeting.

------------------------------------------------------------------------------

                          CREDO PETROLEUM CORPORATION
                           1801 Broadway, Suite 900
                            Denver, Colorado 80202
                           -----------------------

                               PROXY STATEMENT
                           -----------------------

                ANNUAL MEETING OF STOCKHOLDERS, MARCH 19, 1997

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 19, 1997 at 2:30 p.m., MST, at the Norwest Bank Denver Forum Room Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about February 7, 1997.

     Only stockholders of record at the close of business on February 3, 1997 will be entitled to vote at the meeting. On that date, there were 3,065,137 shares of common stock outstanding and entitled to vote, excluding 601,420 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates as independent auditors for the Company for fiscal 1997. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

                   VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that either abstain from voting on the proposals presented as to a nominee for director or which lack authority to vote will have no effect in the tabulation of votes although both will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of February 3, 1997 are set forth below.


                               Amount and Nature of    Percent
     Name and Address          Beneficial Ownership    of Class
     ----------------          --------------------    --------

     James T. Huffman
     2100 Green Oaks Drive
     Littleton, Colorado 80121     362,457(1)          11.1%

     R. K. O'Connell
     Box 2003
     Casper, Wyoming 82602         169,419(2)           5.5%

      ----------------

     (1) Includes 129,280 shares owned by members of Mr.Huffman's family.
     (2) Includes 12,817 shares owned by Mr. O'Connell's wife and by a corporation for which he serves as an officer.


                            DIRECTORS AND OFFICERS
                  Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors consists of six directors. The directors to be elected to the Board in Class II at the 1997 Annual Meeting of Stockholders will serve until the 2000 Annual Meeting and until their successors are duly elected and qualified. Class I and Class III directors will continue to serve until the 1998 and 1999 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The two Class II nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should any nominee become unable to serve, which is not anticipated, the proxies will vote for such substitute nominees as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

       INFORMATION CONCERNING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

                                                                Shares of Common
                                                                  Stock Owned
 Name, Age, Position                                              Beneficially
    With Company       Business Experience and Directorships      and Percent
and Term as Director   in Other Public or Investment Companies    of Class (1)
--------------------   --------------------------------------   ----------------
         CLASS II - NOMINEES FOR ELECTION AT THE 1997 ANNUAL MEETING
               WHOSE TERMS WILL EXPIRE AT THE 2000 ANNUAL MEETING

James T. Huffman       Chairman and President since 1981        362,457 (11.1%)(2)
 Age: 49; Chairman of
 the Board, President;
 Director since
 1978

William Howell         Independent petroleum engineer and          -    (-%)
 Age: 62; Director     businessman since 1986; Vice
 since 1987            President and Manager of Denver
                       office of Keplinger & Associates, Inc.
                       from 1981 to 1986

              CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                             1998 ANNUAL MEETING

Otto P. Butterly       Independent businessman since 1978;        5,500 (.2%)
 Age: 79; Director     previously a Price Waterhouse
 since 1983            partner

William F. Skewes      Attorney in private practice since         9,930 (.3%)
 Age: 51; Corporate    1988; previously a partner in the
 Secretary and General Denver law firm of Kelly, Stansfield
 Counsel; Director     & O'Donnell from 1977 to 1988
 since 1980

             CLASS III - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                             1999 ANNUAL MEETING

William N. Beach       Independent oil operator and President    40,000 (1.3%)
 Age: 72; Director     of Beach Exploration, Inc. since 1975
 since 1980

Richard B. Stevens     Independent businessman and oil          105,687 (3.4%)
 Age: 67; Director     operator since 1987; President
 since 1987            SECO Energy Corporation from
                       1981 to 1987

All Directors and Officers as a Group (six persons)             523,574 (17.1%)

---------------

(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 129,280 shares owned by members of Mr. Huffman's family.


                    INFORMATION CONCERNING MEETINGS OF THE
                   BOARD OF DIRECTORS AND BOARD COMMITTEES

    The Board of Directors met four times during fiscal 1996. All directors were present for not less than 75% of the meetings. The Company has no audit, nominating or compensation committees. Such matters are considered by the Executive Committee of the Board of Directors (Messrs. Butterly, Huffman and Skewes) and/or the Board of Directors.

                COMPENSATION OF AND AGREEMENTS WITH DIRECTORS

    Non-employee directors, except Mr. Butterly, receive $1,000 for each meeting of the Board of Directors attended and may be paid $100 per hour for consulting services provided at the request of the majority of the Board of Directors. Mr. Butterly receives compensation for consulting services, including time expended in his capacity as a director, at the rate of $100 per hour with a guaranteed minimum annual compensation of $10,000 which includes board meeting attendance.

   INFORMATION CONCERNING OTHER EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    In addition to the directors, executive officers and control person listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange Commission regulations.


   Name    Position       Age     Work Experience
   ----    --------       ---     ---------------
B. J.      Vice           50      Prior to joining the Company, Vice
Sullivan   President-             President of Triad Property Management,
           Finance                Inc. from 1990 to 1993; Prior to 1990,
           since                  Vice President Finance of Homefree Village
           June 1993              Resorts, Inc., Controller of Auto-Trol
                                  Technology, Inc., and Senior Manager with
                                  Price Waterhouse.  Certified Public
                                  Accountant.

Kenneth    Manager-       47      Prior to joining the Comapny, Senior
J. DeFehr  Petroleum              Reservoir Engineer for Axem Resources,
           Engineering            Inc. from 1982 to 1990.  Previous
           since                  reservoir engineer for Phillips Petroleum
           October 1990           Company.  Registered Professional

                            EXECUTIVE COMPENSATION

    The following table shows, for the fiscal year ended October 31, 1996, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                          SUMMARY COMPENSATION TABLE

                            Annual Compensation          Long Term Compensation
                        ----------------------------  ----------------------------
                                                             Awards        Payouts
                                                      -------------------  -------
                                                                                    All
                                           Other      Restricted                    Other
Name and Principal                         Annual       Stock     Options/   LTIP   Compen
   Position        Year  Salary  Bonus  Compensation   Award(s)    SARs    Payouts  sation
------------------ ----  ------  -----   ------------  --------  --------  -------  ------

James T. Huffman,  1996  $102,000  -          -           -         -         -     $5,676(1)
 Chief Executive
 Officer
__________________
------------------

(1) Of this amount, $3,305 represents life insurance premiums and $2,371 represents Mr. Huffman's share of employer matching contributions to the Company's 401(K) Retirement Plan which is available to all employees on a non-discriminatory basis.


      There were no stock options or stock appreciation rights ("SARs") granted during the fiscal year. Aggregate stock option and SAR exercises in the fiscal year and the year-end values thereof are set forth in the following table.


                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                              Value of
                                              Number of       Unexercised
                                              Unexercised     In-the-Money
                                              Options/SARs    Options/SARs
                  Number of                   at FY-End       at FY-End
               Shares Acquired   Value        (Exercisable/   (Exercisable/
    Name         on Exercise    Realized      Unexercisable)  Unexercisable)
-------------  ---------------  --------      --------------  --------------
James T. Huffman,
 Chief Executive
 Officer            -             -                -               -/-


                      SELECTION OF INDEPENDENT AUDITORS
                           (Item 2 on Proxy Card)

     The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates as the independent certified public accountants of the Company for fiscal 1997. Representatives of Hein + Associates will be present at the Annual Meeting to make any statement they so desire and to answer appropriate stockholder questions.

     In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates as the Company's independent accountants for fiscal 1997.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

                     MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $30,000.

                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 9, 1997 and must conform to applicable Securities and Exchange Commission rules and regulations.

                                OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 1996, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

      PROXY                CREDO PETROLEUM CORPORATION                    PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


      The undersigned stockholder of CREDO Petroleum Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held March 19, 1997, at 2:30 p.m., MST, in the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints James T. Huffman and William F. Skewes, and each of them, with the power of substitution, as Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof. The above named Proxies are instructed to vote all of the undersigned's shares as follows:

     1. Election of Directors:           FOR all Class II nominees (except as
                                     --- marked to the contrary below)
                                         WITHHOLD AUTHORITY to vote for all
                                     --- Class II nominees listed below

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST)

        Class II - James T. Huffman                     William Howell

     2. Proposal to ratify appointment of Hein + Associates as the independent auditors of the Company for fiscal 1997:

                 FOR            AGAINST             ABSTAIN
              ---            ---                 ---

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     Dated this     day of               , 1997.
               -----      ---------------



     -----------------------------------
     Signature




     -----------------------------------
     Signature

     Please sign your name exactly as it appears on your stock certificate.
     If shares are held jointly, each holder should sign. Executors, trustees and other fiduciaries should so indicate when signing.